SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ________________


                                 FORM 8-K/A

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    NOVEMBER 10, 1995

                               SUNAMERICA INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                           1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated and filed December 12, 1995, as set forth in the pages attached hereto:

            Exhibit 99.3 - Pro Forma Condensed Balance Sheet at
            September 30, 1995, giving effect to the proposed acquisition of Ford Life Insurance Company.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (c)   Exhibits

                  99.3 Pro Forma Condensed Balance Sheet at September 30, 1995, giving effect to the proposed acquisition of Ford Life Insurance Company.







                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   December 14, 1995           By: /s/ SCOTT L. ROBINSON
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller

                           LIST OF EXHIBITS FILED
                           ----------------------

Exhibit
Number
-------

99.3 Pro Forma Condensed Balance Sheet at September 30, 1995, giving effect to the proposed acquisition of Ford Life Insurance Company.